Filed pursuant to Rule 497(e);

File Nos. 033-44909 and 811-06520

MANAGERS TRUST I

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Supplement dated October 10, 2013

to the Prospectus and Statement of Additional Information dated March 1, 2013

The following information supplements and supersedes any information to the contrary relating to Managers California Intermediate Tax-Free Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) dated March 1, 2013.

At a meeting held on September 19-20, 2013, the Trust’s Board of Trustees approved a plan to liquidate and terminate the Fund (the “Liquidation”), which is expected to occur on or about November 18, 2013 (the “Liquidation Date”). In anticipation of the Liquidation, the Fund will begin on or about November 1, 2013, to sell its portfolio investments and will invest the proceeds in cash, cash equivalents and money market funds, and a substantial portion of the Fund’s assets are likely to be invested in such money market funds. It is possible that certain of the Fund’s investments in anticipation of the Liquidation will pay interest that is not free from Federal and California state income taxes. Proceeds of the Liquidation are expected to be distributed to shareholders of the Fund in the manner set forth below promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Fund.

Effective October 14, 2013, the Fund will no longer accept new investments, except for investments pursuant to automatic investment programs (such as the reinvestment of dividends and distributions. Those shareholders investing in the Fund through one of the exceptions described above may continue to purchase shares of the Fund in that manner until the Liquidation Date.

Effective October 29, 2013, the Fund will suspend its policy of declaring income dividends and distributions daily. Effective October 31, 2013, the Fund will terminate its subadvisor, Miller Tabak Asset Management, LLC (“Miller Tabak”). Effective November 1, 2013, Managers Investment Group LLC (“Managers”) will be responsible for selling the Fund’s portfolio investments and investing the proceeds as described above, and expects to employ a transition manager to assist with this process. Keitha L. Kinne will be primarily responsible for overseeing the transition manager on behalf of Managers. Ms. Kinne is President and Principal Executive Officer of the Trust, positions she has held since 2012, and Chief Operating Officer of the Trust, a position that she has held since 2007. She is a Managing Partner and Chief Operating Officer of Managers, positions she has held since 2007, and Chief Investment Officer of Managers, a position she has held since 2008. Additionally, Ms. Kinne is President of Managers Distributors, Inc., a position that she has held since 2012. Previously, she served as Managing Director at Legg Mason & Co., LLC during 2006 and 2007.

A letter will be sent to shareholders who hold shares directly with the Fund (“Direct Shareholders”) setting forth the various options and instructions with respect to the Liquidation and the distribution of Direct Shareholders’ redemption proceeds. Any Direct Shareholder may elect to have redemption proceeds sent to them via check. Direct Shareholders may also elect to exchange their Fund shares into any other fund in the Managers Funds’ complex (subject to minimum initial investment requirements as described in such fund’s prospectus). In the event a Direct Shareholder elects to exchange into the Institutional Class of GW&K Municipal Bond Fund, the minimum investment amount requirement for such an exchange will be waived. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

Shortly after November 1, 2013, the Fund intends to distribute its accumulated net capital gains and net investment income, if any, to shareholders of the Fund; the Fund expects any such distributions of investment income to consist primarily of income that is exempt from federal and California personal income tax, but any distributions of capital gains will, and it is possible that some portion of distributions of net investment income will, be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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